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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 18, 2002
                                                          --------------


                                PerkinElmer, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Massachusetts                       1-5075                04-2052042
----------------------------         ------------------      -------------------
(State or Other Jurisdiction             (Commission            (IRS Employer
     of Incorporation)                   File Number)        Identification No.)



45 William Street, Wellesley, Massachusetts                        02481
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  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5100
                                                           -----------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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         This Current Report on Form 8-K is filed by PerkinElmer, Inc., a
Massachusetts corporation (the "Company"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 18, 2002, the Company dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants.

         The decision to dismiss Andersen was approved by the Company's Audit Committee of the Board of Directors.

         None of the reports of Andersen on the Company's financial statements for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recently completed fiscal years and any subsequent interim period preceding the date of the dismissal of Andersen, the Company had no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company. None of the reportable events listed in
Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 occurred with respect to either of the Company's two most recently completed fiscal years or any subsequent interim period preceding the date of the dismissal of Andersen.

         On June 18, 2002, the Company requested that Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of the letter received from Andersen in response to such request, which is dated June 18, 2002, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits.

         16.1 Letter from Arthur Andersen LLP, dated June 18, 2002, regarding change in certifying accountant.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PERKINELMER, INC.


Date:    June 20, 2002                By: /s/ Terrance L. Carlson
                                          --------------------------------------
                                          Terrance L. Carlson
                                          Senior Vice President, General Counsel
                                          and Clerk

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                                  EXHIBIT INDEX


16.1 Letter from Arthur Andersen LLP, dated June 18, 2002, regarding change in certifying accountant.